SCM PORTFOLIO FUND, INC.
         Statement of Additional Information Supplement
                   dated November 22, 1996 to
               Statement of Additional Information
                      dated April 29, 1996


1.   The following is added to the Statement of Additional
Information for SCM Portfolio Fund, Inc. (the "Fund") at the end of the section entitled "SHARE PURCHASES AND REDEMPTIONS":

     Individual Retirement Accounts (IRA)
     Individuals who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. The IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals who have earned income may make nondeductible IRA contributions to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred. A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax-qualified retirement plans. Known as SEP-IRAs (Simplified Employee Pension-IRA), they free the employer of the recordkeeping requirements of establishing and maintaining a tax-qualified retirement plan trust. Effective January 1, 1997, a new type of special IRA program is available for employers that is known as a SIMPLE Retirement Plan. A SIMPLE permits eligible employers to contribute up to $6,000 per year out of their wages or salary to an IRA on a before-tax basis, with only a modest employer contribution requirement.

2.   The Fund's investment adviser, SCM Associates, Inc. (the
"Adviser") has changed its address to 119 Maple Street, Carrollton, Georgia 30117.

3. The Fund's portfolio manager, Stephen C. McCutcheon, has retired from the faculty of State University of West Georgia effective June 30, 1996. Dr. McCutcheon will continue to devote his services full-time to the Adviser and to managing the assets of the Fund.

scm-sai.lst